UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2015

MERCURY GENERAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

California	001-12257	95-221-1612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4484 Wilshire Boulevard

Los Angeles, California 90010

(Address of Principal Executive Offices)

____________________

(323) 937-1060

(Registrant’s telephone number, including area code)

____________________

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information, including Exhibit 99.1, shall not be incorporated by reference into any filing of Mercury General Corporation (the “Company”), whether made before or after the date hereof, regardless of any general incorporation language in such filing.

On November 2, 2015, the Company issued a press release announcing its financial results for the third quarter ended September 30, 2015. A copy of the press release is attached hereto as Exhibit 99.1.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 30, 2015, the Board of Directors of the Company (the “Board”) appointed Glenn Schafer and John Nackel as directors of the Company and concurrently expanded the size of the Board to 12 directors. Messrs. Schafer and Nackel have not been appointed to any committees of the Board of Directors.

As a member of the Board, each of Mr. Schafer and Mr. Nackel is eligible to participate in the Company’s director compensation program, pursuant to which each member of the Company’s Board of Directors receives a quarterly retainer equal to $4,000 and a per meeting fee equal to $4,000 for each meeting attended in person or telephonically lasting more than one hour and $500 for each meeting attended in person or telephonically lasting less than one hour. There are no other understandings or arrangements between Messrs. Schafer and Nackel or any other person and the Company or any of its subsidiaries pursuant to which either of Mr. Schafer or Nackel was appointed to serve as directors of the Company.

There are no transactions between any of Mr. Schafer and Mr. Nackel or any of their respective immediate family members and the Company or any of its subsidiaries that would be required to be reported under Item 404(a) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press Release, dated November 2, 2015, issued by Mercury General Corporation, furnished pursuant to Item 2.02 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCURY GENERAL CORPORATION
Date: November 2, 2015
	By:	/s/ Theodore R. Stalick
	Name:	Theodore R. Stalick
	Its:	Senior Vice President and Chief Financial Officer